Exhibit 32
CERTIFICATION OF CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of International Flavors & Fragrances Inc. (the “Company”) for the quarterly period ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert M. Amen, as Chief Executive Officer of the Company, and Kevin C. Berryman, as Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Robert M. Amen Name: Robert M. Amen
Title: Chairman of the Board
and Chief Executive Officer

Dated: August 5, 2009

By: /s/ Kevin C. Berryman
Name: Kevin C. Berryman
Title: Executive Vice President and
Chief Financial Officer

Dated: August 5, 2009